Exhibit 32.2
CERTIFICATION OF ACTING CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned hereby certifies that, to his knowledge on the date hereof:
(a)	the Form 10-Q of the Company for the quarter ended September 30, 2006 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ JOHN R. TROKA
John R. Troka
Vice President and Acting Chief Financial Officer

Date: October 25, 2006